Exhibit 10.7

THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")

THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED IN REGULATION S UNLESS SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.


                   REGULATION S SECURITIES PURCHASE AGREEMENT

                                    Recitals
                                    --------

     This Regulation S Securities Purchase Agreement (this "Agreement") is entered into as of the date set forth below by and between the Person whose name is set forth on the signature page hereof (referred to herein as the "Investor") and O2 Secure Wireless, Inc., a Georgia corporation (the "Company"), whose address is 3350 Riverwood Parkway, Suite 1900, Atlanta, Georgia 30339, USA in connection with the offer to sell the Investor up to 4,000,000 shares (the "Shares") of common stock (the "Common Stock") for $0.30 per Share until December 31, 2004 (the "Offer Termination Date"). The offer and sale of the Shares is being made in compliance with and in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act.

     NOW THEREFORE, in consideration of the representations, warranties and covenants contained herein and for other good and valuable consideration, the sufficient and receipt of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

                                   ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliates" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Persons or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

          "Purchase Date" means the date on which each installment of the Purchase Price is paid as specified in Section 2.1 of this Agreement is accepted.

          "Common Stock" has the meaning set forth in the recital to this Agreement.

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          "Governmental Authority" means any nation or government,  any state or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, local or foreign.

          "Knowledge of, Known to or to [a Person's] Knowledge" means the knowledge of any natural person and, with respect to Persons other than natural persons, the knowledge of any director or executive officer of the applicable Person.

          "Law"  means  any  law,  rule,  regulation,   order,  writ,  judgment,
     injunction, decree, determination or award.

          "Lien" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.

          "Losses" means any and all damages (including, without limitation, damages resulting in material diminution in value of assets), fines, fees, penalties, deficiencies, losses, and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants, consultants, engineers and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

          "Material Adverse Effect" means, as to any Person, a material and adverse effect on (a) the financial condition, earnings, business, operations, properties or performance of such Person and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Parties under this Agreement, or any other Transaction Document, or (c) the ability of the Parties to perform their respective obligations under this Purchase Agreement, or any other Transaction Document to which it is or is to be a party.

          "Person" means any natural person, corporation, general partnership, limited partnership, limited liability corporation, proprietorship, joint venture, unincorporated association, other business organization, trust, union, association or Governmental Authority.

          "Purchase Price" is defined in Section 2.1 of this Agreement.

          "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

          "Shares" has the meaning specified in the recitals of this Agreement.

          "Signature Page" means the page of this Agreement on which the signatures of the Company and the Investor appear, and which contains certain information and representations by the Investor.

          "Transaction" means, collectively, the sale of the Shares on each Purchase Date by the Company and the purchase of the Shares by the Investor, and the entering into and performance of this Agreement with respect thereto.

          "Transaction Documents" means this Agreement and any other agreements to be entered into in connection with this Agreement as of the date of this Agreement and each Purchase Date.

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

          "Voting Interests" means shares of capital stock issued by a corporation, or equivalent interest in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

     All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them under Regulation S.

Section 1.2 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and Including," the word "through" means "through and including," and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE 2
                         ISSUANCE AND SALE OF THE SHARES

     Section 2.1 Purchase and Sale of Shares. The Company hereby agrees to sell to the Investor and the Investor agrees to purchase from the Company up to 4,000,000 Shares (the "Maximum Shares") at the purchase price (the "Purchase Price") of $0.30 per Share (No Dollars and Thirty Cents per Share) until the Offer Termination Date. From time to time until the Offer Termination Date, the Investor may purchase Shares by delivering the Company good funds for the Purchase Price. The Company and the Investor may reduce or extend the Offer Termination Date and increase or decrease the Maximum Shares at any time upon mutual agreement of the parties. As soon as practicable after clearance of any funds its receipt of fully available funds (hereinafter, a "Purchase Date"), the Company will deliver to the Investor stock certificates evidencing the Shares purchased by such Investor. Investor shall be responsible for the payment of all applicable stock issuance or stock transfer taxes, if any.

     Section 2.2 Registration of Shares. The Company agrees to use its best efforts to register the Shares for resale under the Securities Act pursuant to the Registration Rights Agreement attached hereto as Exhibit A.

                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Investor that as of the Closing Date:

     Section 3.1 Organization, Qualification and Corporate Power. The Company is a corporation validly existing and in good standing under the laws of the state of Georgia and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as the same is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its activities make such qualification necessary except where the failure to be so qualified and in good standing would not have a Material Adverse Effect on the Company. The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and to sell, issue and deliver the Shares.

     Section 3.2 Authorization; No Conflicts. The execution and delivery by the Company of this Agreement, the performance of its obligations hereunder and the sale, issuance and delivery of the Shares have been duly authorized or ratified by all requisite corporate action of the Company and, as of the Closing, will not:

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

          (a) contravene the certificate of incorporation or by-laws of the Company; or

          (b) to the Knowledge of the Company, violate any United States Law, applicable to it or any of its material assets or material properties (other than conflicts, violations, or breaches which could not, in the aggregate, reasonably be expected to have a material adverse effect on the validity or enforceability of the Company's obligations under this Agreement or any other Transaction Documents.

     Section 3.3 Consents and Approvals; Governmental Authorizations. No approval, consent, authorization, order of or filing with any U.S. Governmental Authority having jurisdiction over the Company is required by the Company in connection with the sale of the Shares to the Investor except for any authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect or will be duly obtained, taken, given or made on or promptly prior to the Closing Date, or as may be required under the Securities Act or in the jurisdictions outside the U.S. in which the Shares are offered and sold.

     Section 3.4 Due Execution and Delivery; Enforceability. This Agreement has been executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity.

     Section 3.5 Litigation. There is no action, suit, investigation, inquiry, litigation or proceeding affecting this Agreement or any of the other Transaction Documents or the Company or any of its material properties pending or, to the Knowledge of the Company, threatened in any court or before any arbitrator or by or before any Governmental Authority with jurisdiction over the Company, or its property that purports to adversely affect the legality, validity or enforceability of any aspect of the Transaction, any of the Shares, this Agreement, or any other Transaction Document or the consummation of any of the transactions contemplated hereby or thereby.

     Section 3.6 Validity. The Shares have been duly authorized and, when paid for and issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company, free and clear of all Liens imposed by or through the Company and will not be subject to any pre-emptive rights of stockholders of the Company or to any similar rights in favor of any other Person imposed by or through the Company.

                                   ARTICLE 4
                CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION
                               TO SELL THE SHARES

     The obligation of the Company to sell Shares to the Investor with respect to any payment of the Purchase Price is subject to the satisfaction on or prior to the Purchase Date of the conditions precedent that the Company shall have received the following in form and substance reasonably satisfactory to the Company.

          (a) This Agreement, duly executed and delivered by the Investor;

          (b) The payment of the Purchase Price in cleared funds.

                                   ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor, knowing that the Company will rely thereon, represents and warrants to the Company as of the date of this Agreement and each Purchase Date that:

     Section 5.1 Organization,  Qualification, and Corporate Power. Investor (a)
(i) if a natural person, is competent to enter into contracts and may not avoid a contract by virtue of such person's age or mental capacity, or, (ii) if a Person other than a natural person, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     Section 5.2 Authorization; No Conflicts. The execution, delivery and performance by Investor of this Agreement and each other Transaction Document to which it is or is to be a party or to which its assets or properties are subject, payment of the Purchase Price for the Shares and the consummation of the Transaction contemplated hereby and thereby, are within such Investor's powers, and, have been duly and validly authorized by all necessary action and do not:

          (a) in the case of any Investor who is not a natural person, violate the organizational, charter, by-laws or other organic documents of such Person.

          (b) to such Investor's Knowledge, violate any Law applicable to Investor or any of its assets or properties (other than conflicts, violations, or breaches which could not, in the aggregate, reasonably be expected to materially adversely affect the validity or enforceability of this Agreement or any other Transaction Documents).

          (c) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Investor or any of its assets or properties (other than conflicts, violations, or breaches which could not, in the aggregate, reasonably be expected to materially adversely affect the validity or enforceability of this Agreement or any other Transaction Documents); or

          (d) result in or require the creation or imposition of any Lien, if any, upon or with respect to any of the properties of the Investor, except for Liens which could not, in the aggregate, reasonably be expected to materially adversely affect the validity or enforceability of this Agreement or any other Transaction Documents.

     Section 5.3 Consents and Approvals; Governmental Authorizations. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority having jurisdiction over the Investor or its property or assets is required by such Investor for the due execution, delivery, and performance by Investor of this Agreement or with respect to any other Transaction Document to which it is or is to be a party or to which its assets or properties are subject, or for the consummation of any aspect of the Transaction contemplated hereby or thereby.

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

     Section 5.4 Due Execution and Delivery; Enforceability. This Agreement has been, and each other Transaction Document to which Investor or any Affiliate of the Investor is a party or to which the assets or properties of Investor are subject, when delivered hereunder, will have been duly executed and delivered by Investor. This Agreement is, and each Transaction Document to which Investor is a party or to which the assets or properties of Investor are subject, when delivered hereunder will be, the legal, valid and binding obligation of Investor, as set forth herein or therein, enforceable against Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general equitable principles.

     Section 5.5 Litigation. There is no action, suit, investigation, inquiry, litigation or proceeding affecting this Agreement or any of the Transaction Documents or Investor or any of its properties pending or, to the Knowledge of Investor, threatened in any court or before any arbitrator or by or before any Governmental Authority with jurisdiction over Investor or any of its property that purports to adversely affect the legality, validity or enforceability of any aspect of the Transaction, this Agreement, the Purchase Price or any other Transaction Document or the consummation of any of the transactions contemplated hereby or thereby.

     Section 5.6 Private Sale; Restrictions on Transfer. Investor acknowledges that the offering and sale of the Shares are intended to be exempt from registration and will be issued and delivered without registration of the offering and sale of the same under the Securities Act, pursuant to an exemption from registration available under the Securities Act. In making an investment decision, Investor must rely on its own examination of the Company and the terms of the proposed transaction, including the merits and risks involved. The Shares to be sold hereby have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this or any other document. Any representation to the contrary is a criminal offense. Investor acknowledges that it will be required to bear the financial risks of its investment for an indefinite period of time. Investor and its Affiliates further understand that neither the Shares nor any interest therein, may be resold or otherwise transferred in the United States or to any U.S. Person by any holder thereof unless (a) a registration statement is in effect under the Securities Act and applicable state securities laws with respect to such securities, or (b) an exemption from such registration is available under the Securities Act.

     Section 5.7 Certain Restrictive Legends; Instructions to Transfer Agent. Upon issuance of the Shares, the Shares will bear a legend in substantially the form set forth below (in addition to any other legends required under other applicable law):

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States or under the laws of any other jurisdiction, but have been issued in reliance on an exemption from registration under United States securities laws contained in Regulation S under the Securities Act. The shares evidenced by this certificate may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the issuer for any purpose, unless either the transfer is made in accordance with Regulation S, unless a registration statement under the Securities Act with respect to such shares shall then be in effect or unless the


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

            availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the issuer. Hedging transactions involving the shares may not be conducted unless conducted in compliance with the Securities Act.

     The Investor understands that the Transfer Agent for the Company will be instructed to place a "stop transfer" order against the Shares and the Company will refuse to register and cause its transfer agent to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S or pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Any proposed transfer is subject to the right of the Company to require a certificate of transfer from the Investor and the proposed transferee with respect to the compliance of the proposed transfer with applicable U.S. federal and state securities laws and, in the Company's discretion, the delivery of an opinion of counsel satisfactory to the Company with respect to the proposed transaction in form and substance satisfactory to the Company.

     Section 5.8 Financial Suitability.

          (a) Investor has adequate means of providing for its current needs and possible personal contingencies, and it has no need, and anticipates no need in the foreseeable future, to sell the Shares which it hereby commits to purchase. Investor is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, it has no need for liquidity in such investment, is able to hold the Shares for an indefinite period of time, and has sufficient net worth to sustain a complete loss of its entire investment in the Company in the event such loss should occur.

          (b) Investor's overall commitment to investments that are not readily marketable is not disproportionate to its net worth, and the Investor's purchase of the Shares and resulting investment in the Company will not cause such overall commitment to become excessive.

          (c) Investor has evaluated the risks of purchasing the Shares and thereby investing in the Company and has substantial experience in evaluating the merits and risks of an investment of this type or of a similar nature and recognizes that the Shares, as an investment, involve significant risks.

     Section 5.9 Capacity to Evaluate Risk. The Investor, by reason of its business and financial experience and the business and financial experience of those Persons it has retained to advise it with respect to its investment in the Company, has acquired the knowledge, sophistication, and experience necessary to evaluate the merits and risks of purchasing the shares and has the capacity to protect its own interest in investments of this nature. In reaching the conclusion that it desires to acquire the Shares, the Investor has carefully evaluated its financial resources and investment position and the risks associated with this investment and acknowledges that it is able to bear the economic risks of the investment.

     Section 5.10 Independent Investigation; Investor's Access to Information; Knowledge and Assumption of Risk. The Investor in subscribing for the Shares hereunder has relied solely upon an independent investigation made by the Investor or its representatives, if any. The Company has furnished Investor with such information requested by Investor concerning the nature of the Company's business, operations and financial and legal affairs of the Company. The


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Investor further  acknowledges that Company has provided Investor with a copy of its business plan and full access to the premises, assets, properties, contracts, books, records, data and employees of the Company and the Company's business in order for the Investor to conduct any desired review of the Company and the Company's business. Investor acknowledges that it has carefully reviewed such materials concerning the Company and its business as were necessary to permit Investor to fully evaluate the merits and risks of Investor's investment. Investor acknowledges that it has made its own assessment of the future of the Company and the business of the Company and is sufficiently experienced to make an informed judgment with respect thereon. Investor has been afforded the opportunity: (i) to ask such questions as Investor, through its representatives, has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the sale of the Shares and the merits and risks of Investor purchasing the Shares; (ii) to obtain such
additional   information  as  the  Company  possesses  or  can  acquire  without unreasonable effort or expense that is necessary to verify the accuracy and completeness of any information previously furnished to Investor by or on behalf of the Company. All such questions have been answered to the full satisfaction of the Investor. Investor further acknowledges that Investor, its legal counsel and accountants, have the knowledge and experience in financial, business, legal and accounting matters to evaluate the risks associated with the transactions contemplated hereby. No oral statements have been made or oral information furnished to the Investor in connection with the sale of the Shares which were in any way inconsistent with the information set forth in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, it is the explicit intent of each Party hereto that the Company, its Affiliates and agents, are making no representation or warranty whatsoever, express or implied, except those representations and warranties of the Company contained in Section
3.1 through Section 3.6 of this Agreement. With respect to the Shares, the Investor acknowledges that no other representations or warranties have been made to Investor or its advisors (if any) by the Company, its Affiliates or agents, and that the Investor has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by the Company or any agent, employee, attorney or other representative of the Company or by any Person representing or purporting to represent the Company which are not set forth in this Agreement, whether or not any such purported representations, warranties or statements were made in writing or orally, including, without limitation, any purported representations or warranties as to the Company's business, operations, present or future financial condition, relations with its partners or suppliers, competition, prospects, including prospects for the future profitability, of the Company and its business, whether the Company will be able to operate its business at a profit, or whether the Company will be able to achieve any level of gross or net revenues from the ownership or operation of its business, or any other matter or thing affecting the Company, its assets, or business or any part thereof.

     In particular, the Company makes no representation or warranty to Investor with respect to any financial projection or forecast relating to the business or condition (financial or other) of the Company or its assets. With respect to any projection, forecast or business plan prepared and delivered to Investor (whether or not prepared by or on behalf of the Company), Investor acknowledges that (i) there are uncertainties inherent in attempting to make such projections and forecasts, (ii) Investor is familiar with such uncertainties, (iii) Investor is taking full responsibility for making its own evaluation of the adequacy and accuracy of all such projections and forecasts furnished to them, (iv) Investor has not relied on any such materials in making its decision to acquire the Shares; (v) Investor shall have no claim against the Company, or any of its Affiliates, agents or employees with respect thereto.

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

     Section 5.11 No Tax Advice From Company or its Agents. The Investor has had an opportunity to review the foreign, U.S. federal, state and local tax consequences of this investment (and the transactions contemplated by this Agreement) with its own tax advisor. The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Investor acknowledges that no assurances have been made regarding tax consequences which may inure to Investor, nor has any assurance been made that existing tax laws and regulations of any jurisdiction will not be modified in the future, which may deny to the Investor all or a portion of the tax benefits, if any, which may presently be available under existing tax laws and regulations.

     Section 5.12 No Legal Advice From Company or its Agents. The Investor acknowledges that it has had the opportunity to review this Agreement (and the transactions contemplated by this Agreement) with its own legal counsel. The Investor is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement except for the representations, warranties and covenants of the Company expressly set forth herein, as described in Section 5.11.

     Section 5.13 Speculative High Risk Investment. The Investor understands and acknowledges that an investment in the Shares is a highly speculative investment which involves a high degree of risk, including, without limitation, limitations on the liquidity of the Shares and the Investor is willing the accept such investment risks, including a risk of loss of Investor's entire investment in the Company.

     Section 5.14 Acknowledgment of Certain Risks of Investing In the Shares and the Company. The Investor recognizes that an investment in the Company involves considerable risks, including, among other things, that:

          (a) The Company is a development stage company with limited financial resources. The Company has no material tangible assets and, absent additional ongoing infusions of operating capital, there is substantial doubt about the ability of the Company to continue as a going concern.

          (b) The success of the Company will be largely dependent on its ability and to obtain agreements for the installation of its in-room systems and on the sale of advertising for such systems. There can be no assurance that any such activities can continue to be accomplished or that such activities, if accomplished, will be successful or profitable. The Company may encounter, competition from competitors with respect to such activities or from Persons engaged in businesses similar to one or more aspects of the business of the Company, any number of whom may have financial resources substantially greater than the Company;

          (c) The business of the Company will be subject to general national and local economic and political conditions, each of which could have a Material Adverse Effect on the Company; and

          (d) The Company has a limited history of operation and earnings and no history of profitable operations.

     Section 5.15 No Active Public Market. Investor understands that there is no public or other trading market for the Shares, or any other interest in the Company, and there is no assurance that any trading market will ever develop in the Shares. Accordingly, there can be no assurance that Investor will be able to sell or otherwise dispose of the Shares, and Investor may, therefore, be required to maintain its investment indefinitely.

     Section 5.16 No Government Recommendation or Approval. The Investor understands that neither the United States Securities and Exchange Commission ("SEC") nor the security administrator of any state thereof or of any other jurisdiction or country, whether foreign or domestic, nor any other foreign, federal, state or local agency or authority has made any finding or determination relating to the fairness for investment of the Shares, the accuracy or adequacy of the Transaction Documents, or the disclosure with respect to the Company, and that neither the Commission nor an administrator of any state has or will recommend or endorse any offering of, or investment in, securities.

     Section 5.17 Shares Not Registered Under the Securities Act or any State Securities Laws. The Investor understands that: (a) the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold pursuant to Regulation S based in part upon the representations of the Investor contained herein; and (b) the Shares may not be offered or sold in the United States or to any U.S. Person unless such disposition is registered under the Securities Act and any applicable state securities laws or such offer or sale is made pursuant to exemption from those registration requirements.

     Section 5.18 No Exchange Act Registration. The Investor acknowledges that the Company currently is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and currently does not file annual, quarterly or periodic reports with the SEC pursuant to the Exchange Act.

     Section 5.19 No Public Solicitation. The Investor knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Shares. In particular, Investor:

          (a) acknowledges that the Shares to be sold hereby were offered and will be sold only to the Investor and were not offered or sold by means of any form of general solicitation, general advertising, publicly disseminated advertisements, or sales literature, nor is the Investor aware of any offers or sales made to any other Persons by such means.

          (b) acknowledges that the Shares were not offered or sold to the Investor by means of any offering literature on which the Investor has relied. At no time was the Investor presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television or Internet advertisement or any other form of general advertising solicitation.

     Section 5.20 Offshore Transaction.

          (a) The Investor is not a U.S. Person and is a resident of the jurisdiction set forth on the Signature Page. A "U.S. Person" is (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States,
     (iii) any estate or which any executor or  administrator  is a U.S. Person,
     (iv) any trust of which any trustee is a U.S. Person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if individual) resident in the United States, and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

          (b) The offer and sale of the Shares were made in an Off-Shore Transaction as such term is defined in Rule 902(i) of Regulations S.

          (c) At the time of the completion execution and delivery of this Agreement and the time of any offer to the Investor to purchase the Shares hereunder, the Investor was physically present outside the United States and the offer and sale of the Shares being made to the Investor by the Company were made by the Company to the Investor outside the United States.

          (d) The Investor will not, during the period commencing on the date hereof and ending on the day one year after the Offer Termination Date (the "Distribution Compliance Period"), offer or sell the Shares in the United States, to a U.S. Person, or for the account or benefit of a U.S. Person, other than in accordance with Rule 904 of Regulation S; and will, after the expiration of the Distribution Compliance Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in any case, in accordance with applicable state securities laws.

          (e) The Investor will resell the Shares only in accordance with the provisions of Regulation S or pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

          (f) The Investor will not engage in any hedging transaction with regard to the Shares.

     Section 5.21 Restricted Securities for Resale Purposes. Investor understands and agrees that any permitted resales of the Shares under Rule 901 or Rule 904 of Regulation S does not alter the status of the Shares as "restricted securities" as defined in Rule 144 under the Securities Act.

     Section 5.22 No Scheme to Evade Registration. The Investor's acquisition of the Shares is not a transaction (or any element of a series of transactions) that is part of a scheme or plan to evade the registration provisions of the Securities Act.

     Section 5.23 No Directed Selling Efforts in Regard to this Transaction. To the knowledge of the Investor, without any independent investigation, neither the Company nor any Person acting for the Company has conducted any "directed selling efforts" in the United States as such term is defined in Rule 902(b) of Regulation S, which in general, means any activity taken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to Investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications for the general circulation in the United States that refer to the offering of the Shares in reliance on Regulation S.

     Section 5.24 Company's Reliance on Representations of the Investor. The Investor understands that the Shares are being offered and sold to him or her in reliance upon specific exemptions from the registration requirements of U.S. securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares.

     FOR ALL OF THE AFORESAID REASONS AND OTHERS SET FORTH HEREIN, THE SHARES INVOLVE AN EXTREMELY HIGH DEGREE OF RISK. ANY PERSON CONSIDERING PURCHASING THE SHARES TO BE SOLD HEREBY SHOULD BE AWARE OF THESE AND OTHER FACTS. THE SHARES SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT IN THE BUSINESS AND HAVE NO NEED FOR A RETURN ON THEIR INVESTMENT.

                                   ARTICLE 6
                            COVENANTS OF THE INVESTOR

     Section 6.1 Covenant Not to Sell Shares. During the Distribution Compliance Period (as defined in Regulation S) the Investor covenants not to offer or sell the Shares in the United States or to U.S. Persons unless such disposition is registered under the Securities Act and any applicable State Acts or such offer or sale is made pursuant to exemption from such registration requirements. The Investor shall cause any transferee of the Shares during the Distribution Compliance Period to certify that it is not a U.S. Person, and that it will comply with the covenants set forth in Section 5.21 herein, and the Company may refuse to permit the transfer of any shares to a person who does not so certify.

     Section 6.2 Extension of Distribution Compliance Period. The Investor understands and acknowledges that the Distribution Compliance Period terminates one (1) year from the date of the completion of the offering of the Shares of which this offering is a part, which shall be the Offer Termination Date, unless such date is extended by the Company.

     Section 6.3 No Short Sales or Hedging Transactions During the Distribution Compliance Period (as Defined in Regulation S). Neither the Investor nor any of his, her or its affiliates will, directly or indirectly hold or maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company.

     Section 6.4 Investor Not to Sell or Transfer Shares in Violation of the Securities Laws. The Investor covenants that he, she or it will not knowingly make any sale, transfer or other disposition of the Shares in violation of the Securities Act (including Regulation S), the Exchange Act, any applicable State Acts or the rules and. regulations of the securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing.

                                   ARTICLE 7
                                 INDEMNIFICATION

     Section 7.1 Indemnification. The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, and shareholders, agents and counsel from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the above representations, warranties or statements made by the undersigned or the breach by the undersigned of the agreements contained herein.

                                   ARTICLE 8
                                  MISCELLANEOUS

     Section 8.1 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof. The representations and warranties of the Company shall expire on the first anniversary of the Closing Date. Investor's obligations, duties, representations and warranties under Article 7 constitute an independent contractual agreement and shall survive and remain in full force and effect, regardless of any termination, cancellation or recission of the purchase and sale transaction contemplated by Article 2.

     Section 8.2 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto. Except as otherwise expressly provided herein, nothing in this Agreement is intended to confer upon any other person any rights or remedies hereunder.

     Section 8.3 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or telexed or faxed to the addresses or telephone numbers set forth on the Signature Page.

     Section 8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES.

     Section 8.5 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

     Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 8.7 Severability. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which shall be in full force and effect, enforceable in accordance with its terms, including, without limitation, those terms which contemplate or require the further agreements of the parties. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid or enforceable.

     Section 8.8 Gender and Number. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

     Section 8.9 Divisions and Headings. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

     Section 8.10 Fees and Expenses. Each of the Investor and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses and disbursements of such party's respective legal counsel.

     Section 8.11 Language Proficiency and Fluency. The Investor warrants and represents that he has read and understands this Regulation S Securities Purchase Agreement, that he has sufficient proficiency with the English language to understand this Agreement and that he does not require the Agreement to be translated into any other language.


         IN WITNESS WHEREOF, the Investor has executed this Agreement this 24th day of April, 2004.

                                     TRANSFER MANAGEMENT, INC.

                                     --------------------------------
                                     By: /s/ D Richardson
                                     Its: Agent

                                     Address: _________________________

                                     Phone Number: ____________________
                                     Fax Number: ______________________
                                     Jurisdiction of Formation: _____________

     IN WITNESS WHEREOF, the Company has executed this Agreement this 24th day of April, 2004.

                                     O2 SECURE WIRELESS, INC.

                                     By: /s/ T. Scott Conley

                                     Its: CEO

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of _________, 2004, between the investor signatory hereto (an "Investor"), and O2 Secure Wireless, Inc., a Georgia corporation (the "Company").

     WHEREAS, the Investor is purchasing from the Company, pursuant to a Regulation S Securities Purchase Agreement dated the date hereof (the "Purchase Agreement") (capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement) up to 4,000,000 shares of the Company's Common Stock (the "Securities"); and

     WHEREAS, the Company desires to grant to the Investor and any party who acquires some of the Securities from an Investor (collectively, the "Holders") the registration rights set forth herein with respect to the Securities issuable under the Purchase Agreement.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

     Section 2. Restrictions on Transfer. Each Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. Each Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act, or
(ii) such registration.

     Section 3. Registration Rights With Respect to the Securities.

     (a) The Company agrees that it will prepare and file with the Commission, within thirty (30) days from the Offer Termination Date (as defined in the Purchase Agreement), a registration statement (on Form S-3, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Holders, so as to permit a public offering and resale of the Securities under the Act by the Holders as selling stockholders and not as underwriters.

     The Company shall use its best efforts to cause such Registration Statement to become effective within one hundred twenty (120) calendar days from the Offer Termination Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the Securities sold under the Purchase Agreement. The Company will notify the Holders of the effectiveness of the Registration Statement within one Trading Day of such event.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date the Holders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holders, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company (the "Effectiveness Period"), or (vi) three (3) years from the Effective Date.

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holders shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. The Holders and their counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Investor with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall use its best efforts to qualify any of the securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holders.

     (d) The Company shall not be required by this Section 3 to include an Investor's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     (e) The Company shall not be precluded from including in any registration statement which it is required to file pursuant to this Section 3 any other securities apart from the Registrable Securities.

     (f) If at any time or from time to time after the effective date of any Registration Statement, the Company notifies the Holders in writing of the existence of a Potential Material Event (as defined in Section 3(g) below), the Holders shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Holders receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed until the Potential Material Event is no longer present. The Company must, if lawful, give the Holders notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

     (g) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

     Section 4. Cooperation with Company. The Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holders and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the Commission will permit to be registered without naming the Holders as underwriters.

     Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holders' assistance and cooperation as reasonably required with respect to each Registration Statement:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement whenever the Holders shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable
Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders as required by Section 3(c) and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents); (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor; and (iii) provide to each Investor copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

     (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Investor;

     (d) list such Registrable Securities on the Principal Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

     (e) notify each Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, subject to Section 3(g), and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and during such period, the Holders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

     (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holders may request; and, within three (3) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for its Common Stock.

     Section 6. Indemnification.


     (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Holders and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor")
against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof or (ii) by such Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto. This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

     (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

     All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Investor be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable
Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

     Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth in the Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Either party hereto may from time to time change its address or facsimile number for notices under this
Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holders under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from an Investor, as otherwise permitted by the Purchase Agreement.

     Section 10. Additional Covenants of the Company. The Company agrees that at any time that the Registration Statement is on Form S-3, for so long as it shall be required to maintain the effectiveness of such registration statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

     Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 15. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made in Georgia by persons domiciled in Atlanta, Georgia and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in Atlanta, Georgia, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in Atlanta, Georgia, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of Georgia. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the non-prevailing party in any such injunctive proceeding shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such injunctive proceeding.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 24th day of April, 2004.

                                          O2 Secure Wireless, Inc.

                                          By: /s/ T. Scott Conley
                                          --------------------------------
                                                   Scott Conley, CEO

                                          INVESTOR:

                                          By: /s/ D Richardson
                                          --------------------------------
                                                  D Richardson
                                          Title: _________________________

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (the "Agreement"), is made and entered into as of April 24, 2004 (hereinafter referred to as the "Agreement Date"), by and between ______________ (the "Purchaser") and O2 Secure Wireless, Inc., a Georgia corporation ("Escrow Agent").

     WHEREAS, the Purchaser and Escrow Agent have simultaneously entered into a Regulation S Securities Purchase Agreement (the "Purchase Agreement"), under which the Purchaser has the right, but not the obligation, to purchase up to 4,000,000 shares of Common Stock of the Escrow Agent for $0.30 per share until December 31, 2004;

     WHEREAS, the Escrow Agent agrees to establish a segregated escrow account for the receipt of funds from the Purchaser that may be used, at the Purchaser's direction, to purchase shares of Common Stock under the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth and the sum of ten dollars, and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. Deposit of Escrow Funds. The Escrow Agent agrees to establish a segregated deposit account (the "Escrow Account") for the receipt of funds (the "Escrow Funds") paid by the Purchaser or at the Purchaser's direction to the Company from time to time. The Escrow Funds are to be held by the Escrow Agent in the Escrow Account, may not be commingled with the general assets of the Escrow Agent, and shall be disbursed by the Escrow Agent pursuant to and strictly in accordance with the terms and conditions of this Agreement. Until disbursal of the Escrow Funds by Escrow Agent hereunder, the Escrow Agent shall hold all Escrow Funds in a non-interest bearing deposit account, and shall be under no obligation to invest any Escrow Funds in an interest or dividend earning account.

     2. Disbursal of Escrow Funds. The Escrow Agent shall disburse the Escrow Funds as follows:

     a) To or for the benefit of the Escrow Agent, upon written direction from the Purchaser that it desires to use a part or all of the Escrow Funds to purchase shares of Common Stock under the Purchase Agreement, in which event the Escrow Agent shall be obligated to issue the Purchaser that number of shares of Common Stock deliverable under the Purchase Agreement with respect to the amount so disbursed; or

     b) To the Purchaser or to third parties, as directed by the Purchaser from time to time, in which event the Escrow Agent shall have no obligation to issue shares of Common Stock to the Purchaser under the Purchase Agreement on account of such funds.

     3. Duties of Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement, and no implied duties or obligations of the Escrow Agent shall be read into this Agreement. In the event the Escrow Agent is uncertain as to its duties or responsibilities hereunder or either party shall challenge the validity, legality or authenticity of any notice sent by the other party to the Escrow Agent, the Escrow Agent may interplead the Escrow Funds in the Superior or State Court of Fulton County, State of Georgia, and the parties consent to jurisdiction and venue in such court for purposes of an interpleader action. The losing party in such proceeding shall indemnify and hold harmless the Escrow Agent from all costs and expenses, including reasonable attorney's fees associated with the proceeding.

Escrow Agent may act in reliance upon any writing or instrument or signature which it in good faith believes to be genuine and may assume that any person purporting to give any writing, notice, advice, or instruction in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution or validity of any instrument deposited in this escrow nor as to the identity, authority or right of any persons executing the same, and its duties hereunder shall be limited to the safekeeping of the Escrow Funds and for the disposition of same in accordance with this Agreement. Escrow Agent hereby executes this Agreement for the sole and exclusive purpose of evidencing its Agreement of the provisions hereof. Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it, except for gross negligence or willful misconduct. The Escrow Agent shall not be bound by any notice or demand unless evidenced by a writing delivered to Escrow Agent signed by the proper party or parties.

     4. Indemnity of Escrow Agent. Purchaser agrees to indemnify and hold the Escrow Agent harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement with respect to any person or entity making a claim to the Escrow Funds by or through the Purchaser; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including reasonable attorney's fees and the cost of defending any action, suit or proceeding or resisting any claim.

     5. Notices. All notices required or permitted hereunder, and under any instrument delivered pursuant hereto, shall be given in writing, and shall be deemed to have been given and received upon the earlier to occur of: (a) the actual receipt of any such notice by the intended recipient; and (b) the third business day following deposit of any such notice enclosed in a wrapper with postage prepaid, properly addressed to the intended recipient at its address set forth below, as a certified item, return receipt requested, in an official depository of and under the care and custody of the United States Postal Service. The parties' address for notice shall be as follows:

         If to Purchaser:
         ______________________
         ______________________
         ______________________

         If to Escrow Agent:

         O2 Secure Wireless, Inc.
         3350 Riverwood Parkway
         Suite 1900
         Atlanta, Georgia 30339
         Attn: Keith A. Greaves

     Any party hereto may change its address for notice set forth herein by giving the other parties at least 10 days advance written notice of such change of address.

     6. Survival of Representations and Warranties. Except as otherwise provided herein, all representations and warranties made herein or in any document or instrument executed and delivered pursuant hereto are material, have been relied upon by the parties hereto, shall survive the execution of this Agreement, and shall not merge in the performance of any obligation by any party hereto.

     7. Successors and Assigns. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective heirs, legal representatives, successors and assigns, to the same extent as if specified at length throughout this Agreement.

     8. Assignment. This Agreement may not be assigned by either party without the written consent of the other party.

     9. Right to Attorney's Fees. Either party shall be entitled to recover its attorney's fees and costs from the other party in the event it utilizes the services of an attorney to enforce any provision of this Agreement or to collect any amounts due hereunder, and it is the prevailing party.

     10. Governing Law. This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Georgia.

     11. Severability. If any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     12. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties hereto concerning the transactions contemplated herein, and all other matters contained herein, and constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     13. No Waivers; Modifications. No failure or delay on the part of any party in exercising any right, power, privilege or remedy arising hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, privilege or remedy preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy. No notice to or demand on any party in any case shall entitle it to any other or further notice or demand in similar or other circumstances. No modification, amendment or waiver of any provision of this Agreement, nor any consent to any departure by any party from the terms hereof, shall be effective unless the same be in writing and signed by all parties hereto.

     14. Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one and the same instrument. A facsimile shall be considered valid as an original.

     15. Headings; Interpretation. Section headings have been inserted in this Agreement as a matter of convenience and for reference only and it is agreed that such section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

     IN WITNESS WHEREOF the parties have executed this Escrow Agreement as of the Agreement Date.


ESCROW AGENT:                                      PURCHASER:
------------                                       ---------
O2 Secure Wireless, Inc., a Georgia corporation
/s/ T. Scott Conley                                /s/ D. Richardson
----------------------------                       ------------------
By: O2 Secure Wireless, Inc.                       By: Transfer Management, Inc.
Its: Chief Executive Officer                       Its: Agent